UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor
New York, New York 10154
(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:   December 31

Date of reporting period: March 31, 2016

Item 1. Schedule of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Portfolio of Investments
March 31, 2016 (Unaudited)

	Principal
	Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 112.22%
Aerospace and Defense - 1.97%
Camp International Holding Company, Senior Secured Second Lien 2013 Replacement Term Loan, 8.250%, 12/02/2019	$987,409	$902,245
Jazz Acquisition Inc, Senior Secured Second Lien Term Loan, 7.750%, 06/19/2022	1,732,833	1,299,625
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	1,832,813	1,631,203
		3,833,073

Automotive - 1.03%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	447,350	446,511
KAR Auction Services Inc, Senior Secured First Lien Tranche B-3 Term Loan, 4.250%, 03/09/2023	414,794	416,694
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	1,294,266	1,150,279
		2,013,484

Banking, Finance, Insurance and Real Estate - 7.60%
Acrisure LLC, Senior Secured First Lien Term B Loan, 6.500%, 05/19/2022	1,074,596	1,058,477
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.250%, 09/06/2019	1,974,815	1,982,724
Arnhold and S Bleichroeder Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 12/01/2022(b)	1,446,375	1,431,311
AssuredPartners Capital Inc, Senior Secured First Lien Term Loan, 5.750%, 10/24/2022	726,923	724,652
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,050,064	1,932,185
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 11/09/2018	501,720	494,194
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	1,777,316	1,255,229
DTZ US Borrower LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 11/04/2022	1,956,522	1,936,957
Global Payments Inc, Senior Secured First Lien Term B Loan, L+3.50%, 03/24/2023(b)	385,164	387,733
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	255,022	225,694
Solera LLC, Senior Secured First Lien Dollar Term Loan, 5.750%, 02/28/2023	1,250,000	1,251,006
TransFirst Inc, Senior Secured First Lien Term B-1 Loan, 6.250%, 11/12/2021	635,482	636,079
TransFirst Inc, Senior Secured Second Lien Term Loan, 10.500%, 11/11/2022	750,000	753,754
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 10/29/2021	755,102	732,449
		14,802,444

Beverage, Food and Tobacco - 2.07%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	2,500,000	2,490,625
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	997,455	972,270
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 12/31/2021	693,642	575,722
		4,038,617

Capital Equipment - 1.77%
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	3,242,894	3,230,733
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	236,168	218,160
		3,448,893

Chemicals, Plastics and Rubber - 3.16%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	703,141	691,890
Emerald Performance Materials LLC, Senior Secured Second Lien Initial Term Loan, 7.750%, 08/01/2022	1,500,000	1,372,500
Huntsman International LLC, Senior Secured First Lien Term Loan, L+3.25%, 01/01/2030(b)	864,198	861,769

	Principal
	Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	$2,215,159	$1,938,265
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	211,313	205,635
Tekni-Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	1,153,846	1,078,846
		6,148,905

Construction and Building - 5.87%
Builders FirstSource Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 07/22/2022	1,095,872	1,091,307
C.H.I. Overhead Doors Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 07/28/2023	2,105,263	1,984,210
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	1,975,000	1,976,639
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 07/01/2022	743,391	743,160
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	432,500	423,850
SRS Distribution Inc, Senior Secured First Lien Tranche B-1 Loan, 5.250%, 08/25/2022	832,582	834,143
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	2,972,855	2,950,559
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	1,492,500	1,434,666
		11,438,534

Consumer Goods Durable - 1.40%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	690,000	670,811
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,846,875	1,846,109
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	250,624	206,765
		2,723,685

Consumer Goods Non Durable - 0.90%
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	1,937,500	1,508,024
SRAM LLC, Senior Secured First Lien Term Loan, 4.000%, 04/10/2020	297,743	247,871
		1,755,895

Containers, Packaging and Glass - 2.69%
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 02/07/2022(b)	710,555	706,409
Hilex Poly Co LLC, Senior Secured First Lien Term Loan, L+5.00%, 12/06/2021(b)	1,536,323	1,536,323
Hilex Poly Co LLC, Senior Secured Second Lien Term Loan, 9.750%, 06/06/2022	2,000,000	1,880,000
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	1,116,103	1,113,313
		5,236,045

Energy, Oil and Gas - 3.29%
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	1,327,434	1,027,653
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/17/2021	752,941	448,941
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	2,012,461	1,594,875
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan, 5.750%, 09/2/2021	1,974,937	1,344,606
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	1,574,325	661,216
Sheridan Investment Partners II LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	45,240	19,001
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	208,611	87,617
Sheridan Production Partners II-A LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	6,302	2,647
Sheridan Production Partners II-M LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	2,344	984
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	127,421	53,517
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,509,520	918,920

	Principal
	Amount	Market Value

Energy, Oil and Gas (continued)
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	$310,827	$247,885
		6,407,862

Environmental Industries - 1.80%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,046,234	1,902,997
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/27/2022	425,357	426,155
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,183,913	1,183,173
		3,512,325

Healthcare and Pharmaceuticals - 8.64%
Acadia Healthcare Co Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.500%, 02/16/2023	335,697	337,166
Albany Molecular Research Inc, Senior Secured First Lien Term Loan, L+4.75%, 07/16/2021(b)	200,000	199,500
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	1,434,560	1,414,835
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	1,351,752	1,319,986
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 12/01/2021(b)	793,847	783,428
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,249,550	1,237,836
Greatbatch Ltd, Senior Secured First Lien Term B Loan, 5.250%, 10/27/2022	1,796,407	1,797,252
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	576,747	574,584
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	4,858,403	4,040,564
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, L+4.00%, 08/01/2022(b)	685,879	678,163
Physio-Control International Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/06/2022	1,314,697	1,316,340
Sage Products Holdings III LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 06/15/2020	150,943	151,510
Smile Brands Group Inc, Senior Secured First Lien Term B Non-PIK Loan, 9.000%, 08/16/2019	2,178,882	1,832,984
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	448,864	444,236
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 12/30/2022(b)	703,710	702,538
		16,830,922

High Tech Industries - 25.51%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.500%, 07/31/2019	463,172	462,477
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,000,000	935,000
Aspect Software Inc, Senior Secured First Lien Tranche B Non-PIK Term Loan, 9.500%, 05/09/2016	4,342,474	4,320,761
Avago Technologies Cayman Finance Limited, Senior Secured First Lien Term B-1 Dollar Loan, 4.250%, 02/01/2023	3,441,949	3,429,627
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	1,866,140	1,743,282
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, L+3.50%, 05/20/2022(b)	1,831,973	1,807,929
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	4,944,925	4,748,685
Epicor Software Corporation, Senior Secured First Lien Term B Loan, L+3.75%, 06/01/2022(b)	997,487	949,274
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	470,905	448,144
Flexera Software LLC, Senior Secured Second Lien Term Loan, L+7.00%, 04/02/2021(b)	200,000	187,500
Hyland Software Inc, Senior Secured Second Lien Term Loan, 8.250%, 07/03/2023	694,250	656,934
Informatica Corporation, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	1,228,006	1,208,051
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	3,000,000	2,996,250
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	2,178,488	2,179,032
Microsemi Corporation, Senior Secured First Lien Term B Loan, 5.250%, 01/16/2023	3,019,321	3,037,724
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	2,595,833	2,232,417
ON Semiconductor Corp, Senior Secured First Lien New Term Loan, L+4.50%, 03/31/2023(b)	3,577,513	3,588,138
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	982,500	960,394
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	1,875,000	1,546,875
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	1,777,463	1,725,472
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	1,990,000	1,963,881
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	2,157,073	2,143,592

	Principal
	Amount	Market Value

High Tech Industries (continued)
TierPoint LLC, Senior Secured First Lien Term B-1 Loan, L+4.50%, 12/13/2021(b)	$2,742,857	$2,698,286
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	1,850,579	1,760,363
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	1,000,000	1,001,750
Western Digital Corporation, Senior Secured First Lien US Term Loan, L+5.50%, 04/30/2023(b)	967,742	957,765
		49,689,603

Hotels, Gaming and Leisure - 2.81%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	2,717,400	2,506,815
Mood Media Corporation, Senior Secured First Lien Term Loan, 7.000%, 05/01/2019	1,266,400	1,185,863
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	1,825,630	1,772,861
		5,465,539

Media Broadcasting and Subscription - 3.65%
Altice Financing SA, Senior Secured First Lien Dollar Denominated Tranche Loan, 5.250%, 02/04/2022	1,044,737	1,049,521
Cumulus Media Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/23/2020	1,500,000	1,020,000
Neptune Finco Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/10/2022	2,054,795	2,060,733
Numericable US LLC, Senior Secured First Lien USD Term B6 Loan, 4.750%, 02/10/2023	3,000,000	2,982,420
		7,112,674

Metals and Mining - 1.16%
Fairmount Santrol Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.500%, 09/05/2019	1,246,803	667,040
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 4.750%, 11/08/2019	766,957	740,114
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	457,344	315,567
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	1,026,437	529,641
		2,252,362

Retail - 6.73%
Albertson's LLC, Senior Secured First Lien Term B-4 Loan, 5.500%, 08/25/2021	1,519,200	1,523,378
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.250%, 08/19/2022	2,032,757	1,986,177
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	710,667	678,687
Men's Wearhouse Inc (The), Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 06/18/2021	1,363,636	1,295,454
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	786,000	477,888
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,316,224	669,076
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	2,000,000	515,000
Petco Animal Supplies Inc, Senior Secured First Lien Tranche B-2 Term Loan, 5.619%, 01/26/2023	3,750,000	3,753,750
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,046,875	1,878,008
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	2,790,357	334,843
		13,112,261

Services - Business - 12.76%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	2,000,000	1,821,250
Allied Security Holdings LLC, Senior Secured Second Lien Closing Date Loan, L+7.00%, 08/13/2021(b)	400,000	374,000
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	3,326,519	2,396,757
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	1,500,000	780,000
eResearch Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 05/08/2022	1,323,333	1,322,923
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/23/2021	840,003	812,703
GCA Services Group Inc, Senior Secured First Lien Term Loan, 5.750%, 02/22/2023	2,528,090	2,540,730
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	3,184,888	2,826,588
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	3,160,377	2,943,102
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	1,556,886	1,517,964

	Principal
	Amount	Market Value

Services - Business (continued)
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	$778,038	$767,827
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	1,823,628	1,779,560
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	3,000,000	2,670,000
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	1,058,766	1,058,438
US Security Associates Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, L+5.00%, 07/28/2017(b)	10,514	10,505
US Security Associates Holdings Inc, Senior Secured First Lien Term B Loan, L+4.75%, 07/28/2017(b)	64,459	64,405
USAGM Holdco LLC, Senior Secured First Lien Initial Term Loan, L+3.75%, 07/28/2022(b)	1,194,008	1,158,187
		24,844,939

Services - Consumer - 3.33%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	1,946,751	1,690,432
Monitronics International Inc, Senior Secured First Lien Term B-1 Loan, 4.500%, 04/11/2022	1,133,926	1,055,498
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 03/31/2021	700,535	691,782
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	687,719	669,240
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,428,294	2,371,229
		6,478,181

Telecommunications - 3.74%
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	1,776,326	1,718,595
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	1,697,531	1,688,161
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,965,000	1,650,600
Windstream Services LLC, Senior Secured Tranche B-6 Term Loan, L+5.00%, 03/15/2021(b)	2,000,000	1,987,500
Zayo Group LLC, Senior Secured First Lien 2016 Incremental Term Loan, 4.500%, 05/06/2021	237,500	238,569
		7,283,425

Transportation Cargo - 0.60%
Navistar International Corporation, Senior Secured First Lien Tranche B Term Loan, 6.500%, 08/07/2020	1,282,500	1,177,495

Transportation Consumer - 1.93%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	3,855,983	3,258,305
Travelport Finance (Luxembourg) Sarl, Senior Secured First Lien Initial Term Loan, L+4.75%, 09/02/2021(b)	500,000	500,375
		3,758,680

Utilities Electric - 7.81%
Astoria Energy LLC, Senior Secured First Lien Advance Term B Loan, 5.000%, 12/24/2021	531,598	508,343
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	356,819	356,598
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	992,441	657,492
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,691,729	2,113,008
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	740,741	672,222
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	1,470,588	1,345,588
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	4,736,899	4,097,418
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	2,992,500	2,528,663
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	927,419	924,716
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,068,343	1,211,698

	Principal
	Amount	Market Value

Utilities Electric (continued)
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	$808,452	$792,788
		15,208,534

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $238,953,901)		218,574,377

COLLATERALIZED LOAN OBLIGATIONS(a) - 2.87%
Banking, Finance, Insurance and Real Estate - 2.87%
Symphony Ltd, Series 2014-14A, 5.224%, 07/14/2026(c)	4,700,000	3,648,164
Voya Ltd, Series 2014-4A, 6.124%, 10/14/2026(c)	2,400,000	1,939,531
		5,587,695

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $6,528,681)		5,587,695

CORPORATE BONDS - 30.84%
Automotive - 1.02%
Omega US Sub LLC, Senior Unsecured Bond, 8.750%, 07/15/2023(c)	2,050,000	1,978,250

Banking, Finance, Insurance and Real Estate - 2.77%
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(d)	2,025,000	1,883,250
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	1,300,000	1,252,875
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	3,500,000	2,253,125
		5,389,250

Beverage, Food and Tobacco - 3.91%
Alphabet Holding Co Inc, Senior Unsecured Bond, 7.750%, 11/01/2017(d)	1,827,000	1,845,270
Dole Food Co Inc, Senior Secured Bond, 7.250%, 05/01/2019(c)	1,650,000	1,645,875
P F Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(c)	3,377,000	3,081,512
US Foods Inc, Senior Unsecured Bond, 8.500%, 06/30/2019	1,000,000	1,031,250
		7,603,907

Capital Equipment - 0.97%
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(c)	250,000	171,250
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(c)	2,600,000	1,716,000
		1,887,250

Construction and Building - 2.97%
Builders FirstSource Inc, Senior Unsecured Bond, 10.750%, 08/15/2023(c)	2,150,000	2,176,875
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(c)	2,645,000	2,387,113
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(c)	1,250,000	1,225,000
		5,788,988

Consumer Goods Durable - 0.06%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(c)	150,000	122,250

Containers, Packaging and Glass - 2.65%
Coveris Holding Corp, Senior Unsecured Bond, 10.000%, 06/01/2018(c)	5,000,000	4,800,000
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(c)	390,000	351,000
		5,151,000

Energy, Oil and Gas - 1.49%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023	1,600,000	1,112,000
Comstock Resources Inc, Senior Unsecured Bond:
7.750%, 04/01/2019	1,000,000	130,000
10.000%, 03/16/2020(c)	1,250,000	621,875
9.500%, 06/15/2020	2,000,000	255,000
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	500,000	351,250

	Principal
	Amount	Market Value

Energy, Oil and Gas (continued)
SandRidge Energy Inc, Senior Secured Bond, 8.750%, 06/01/2020(c)	$1,750,000	$433,125
		2,903,250

Forest Products and Paper - 0.34%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	955,000	663,725

Healthcare and Pharmaceuticals - 1.18%
Concordia Healthcare Corp, Senior Unsecured Bond, 7.000%, 04/17/2023(c)	1,500,000	1,293,750
Surgery Center Holdings Inc, Senior Unsecured Bond, 8.875%, 04/15/2021(c)	1,000,000	1,002,500
		2,296,250

High Tech Industries - 1.35%
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	670,000	599,650
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(c)	1,500,000	963,750
Project Homestake Merger, Senior Unsecured Bond, 8.875%, 03/01/2023(c)	554,000	554,000
Western Digital Corporation, Senior Unsecured Bond, 10.500%, 04/01/2024(c)	510,000	511,594
		2,628,994

Hotels, Gaming and Leisure - 4.52%
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	4,000,000	3,895,000
Scientific Games Corp, Senior Secured Bond, 8.125%, 09/15/2018	5,000,000	4,250,000
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(c)	650,000	666,250
		8,811,250

Media Broadcasting and Subscription - 0.72%
Cequel Communications Holdings I, Senior Unsecured Bond, 5.125%, 12/15/2021(c)	1,500,000	1,406,250

Media Diversified and Production - 0.20%
Cablevision Systems Corp, Senior Unsecured Bond, 8.000%, 04/15/2020	400,000	389,000

Services - Business - 0.94%
Modular Space Corp, Senior Secured Bond, 10.250%, 01/31/2019(c)	3,250,000	1,820,000

Services - Consumer - 0.83%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	1,990,000	1,621,850

Telecommunications - 2.50%
Avaya Inc, Senior Secured Bond, 10.500%, 03/01/2021(c)	7,050,000	2,203,125
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	1,000,000	951,250
Frontier Communications, Senior Unsecured Bond, 10.500%, 09/15/2022(c)	1,250,000	1,285,937
Windstream Corporation Inc, Senior Unsecured Bond, 7.750%, 10/15/2020	500,000	432,500
		4,872,812

Transportation - Cargo - 0.24%
Air Medical Merger Sub, Senior Unsecured Bond, 6.375%, 05/15/2023(c)	500,000	471,250

Transportation Consumer - 0.76%
Air Canada, Senior Unsecured Bond, 7.750%, 04/15/2021(c)	1,500,000	1,485,000

Utilities Electric - 1.42%
Dynegy Inc, Senior Unsecured Bond, 6.750%, 11/01/2019	650,000	650,000
GenOn Energy Inc, Senior Secured Bond, 9.875%, 10/15/2020	2,100,000	1,365,000

	Principal
	Amount	Market Value

Utilities Electric (continued)
RRI Energy Inc, Senior Unsecured Bond, 7.875%, 06/15/2017	$1,000,000	$755,000
		2,770,000

TOTAL CORPORATE BONDS
(Cost $73,798,417)		60,060,526

	Shares	Market Value
COMMON STOCK - 0.02%
High Tech Industries - 0.02%
New MMI Holdings Inc(e)	3,321	$48,914

TOTAL COMMON STOCK
(Cost $133,488)		48,914

Total Investments - 145.95%
(Cost $319,414,487)		284,271,512

Assets in Excess of Other Liabilities - 2.82%		5,507,830

Leverage Facility - (48.77)%		(95,000,000)

Net Assets - 100.00%		$194,779,342

Amounts above are shown as a percentage of net assets as of March 31, 2016.

(a)	The interest rate shown represents the rate at period end.
(b)
All or a portion of this position has not settled as of March 31, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $50,860,451, which represents approximately 26.11% of net assets as of March 31, 2016. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(d)	Option to convert to pay-in-kind security.
(e)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (the "Fund" or “BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that date, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first and second lien secured loans (‘‘Secured Loans’’ or “Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase.

On December 19, 2014 the Board of Trustees approved a change to BGX’s investment guidelines that took effect in January 2015. Under the new investment guidelines, BGX’s long positions, either directly or through the use of derivatives, may total up to 150% of BGX’s net assets. The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. Subject to the preceding restrictions, the Fund’s total long and short positions, either directly or through the use of derivatives, may total up to 160% of the Fund’s net assets. Prior to the approval of such change, BGX’s long positions, either directly or through the use of derivatives, may have totaled up to 130% of the Fund's net assets, and its short positions, either directly or through the use of derivatives, may have totaled up to 30% of BGX’s net assets.

BGX was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BGX is now classified as a diversified company, which means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BGX may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. BGX is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BGX’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized service. The prices provided by the nationally recognized service are typically based on the evaluated mid‐price of each of the CLOs. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BGX’s perceived risk of investing in those securities.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of March 31, 2016:

Blackstone / GSO Long-Short Credit Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$902,245	$2,930,828	$3,833,073
Banking, Finance, Insurance and Real Estate	–	12,865,487	1,936,957	14,802,444
Beverage, Food and Tobacco	–	3,462,895	575,722	4,038,617
Chemicals, Plastics and Rubber	–	3,131,794	3,017,111	6,148,905
Environmental Industries	–	1,609,328	1,902,997	3,512,325
Healthcare and Pharmaceuticals	–	15,315,082	1,515,840	16,830,922
High Tech Industries	–	44,761,823	4,927,780	49,689,603
Retail	–	12,433,574	678,687	13,112,261
Services - Business	–	19,844,272	5,000,667	24,844,939
Utilities Electric	–	8,582,453	6,626,081	15,208,534
Other	–	66,552,754	–	66,552,754
Collateralized Loan Obligation	–	–	5,587,695	5,587,695
Corporate Bonds	–	60,060,526	–	60,060,526
Common Stock	–	48,914	–	48,914
Total	$–	$249,571,147	$34,700,365	$284,271,512

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

Blackstone/GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation	Total
Balance as of December 31, 2015	$46,007,743	$5,848,889	$51,856,632
Accrued discount/ premium	25,436	9,565	35,001
Return of Capital	-	-	-
Realized Gain/(Loss)	(103,356)	-	(103,356)
Change in Unrealized Appreciation/(Depreciation)	(1,303,049)	(270,759)	(1,573,808)
Purchases	199,500	-	199,500
Sales Proceeds	(2,103,782)	-	(2,103,782)
Transfer into Level 3	7,170,140	-	7,170,140
Transfer out of Level 3	(20,779,962)	-	(20,779,962)
Balance as of March 31, 2016	$29,112,670	$5,587,695	$34,700,365
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2016	$(1,174,242)	$(270,759)	$(1,445,001)

Information about Level 3 fair value measurements as of March 31, 2016:

	Fair Value at 3/31/2016	Valuation Technique(s)	Unobservable Input(s)	Value/ Range
Floating Rate Loan Interests	$29,112,670	Third-party vendor pricing service	Vendor quotes	N/A
Collateralized Loan Obligations	$5,587,695	Third-party vendor pricing service	Vendor quotes	N/A

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SECURED LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities ("Borrowers"), in its definition of "Secured Loans". Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its "Managed Assets" as net assets plus leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions. At March 31, 2016, 74.42% of BGX’s Managed Assets were held in Secured Loans.

First lien secured loans hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining loan maturities may be substantially less than their stated maturities. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2016, BGX had invested $56,098,565 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

Loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation. BGX had no outstanding participations as of March 31, 2016.

NOTE 4. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations ("CLOs"). A CLO is a financing company (generally called a Special Purpose Vehicle ("SPV")), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or nonpayment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 5. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a bank to borrow money pursuant to a 364‐day revolving line of credit ("Leverage Facility") dated July 29, 2014, as amended on January 26, 2015 and July 28, 2015, to borrow up to a limit of $117 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.75% above LIBOR, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a 0.20% commitment fee on any undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364‐day period with the consent of the lending bank. At March 31, 2016, BGX had borrowings outstanding under its Leverage Facility of $95 million, at an interest rate of 1.18%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2016. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy (see Note 2). For the quarter ended March 31, 2016 the average borrowings under BGX's Leverage Facility and the average interest rate were $91,961,538 and 1.16%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian. As of March 31, 2016, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage. As of March 31, 2016, BGX's leverage represented 32.78% of the Fund’s Managed Assets.

NOTE 6. UNREALIZED APPRECIATION/(DEPRECIATION)
On March 31, 2016, based on a cost of $319,415,415 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,699,518 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $36,843,421, resulting in net unrealized depreciation of $35,143,903.

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 26, 2016

By:	/s/ Dohyun Lee-Silvestri
Dohyun Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 26, 2016

By:	/s/ Dohyun Lee-Silvestri
Dohyun Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 26, 2016